                                                              EXHIBIT (h)(17)(i)

                                     AMENDED
                       CUSTODIAL UNDERTAKING IN CONNECTION
                        WITH MASTER REPURCHASE AGREEMENT

         THIS AMENDED CUSTODIAL UNDERTAKING IN CONNECTION WITH MASTER REPURCHASE AGREEMENT (the "Agreement"), dated as of June 2, 2003, is by and between each Investment Company and/or Portfolio Series or Fund of each Investment Company Identified on Schedule A hereto ("Buyer"), Goldman, Sachs & Co. ("Seller"), and The Bank of New York ("Custodian").

                                   WITNESSETH:

         WHEREAS, Buyer, Seller and Custodian are parties to that certain Custodial Undertaking in Connection with Master Repurchase Agreement dated as of March 13, 2003 (the "Custodial Undertaking Agreement"); and

         WHEREAS, Buyer, Seller and Custodian desire to amend the Custodial Undertaking Agreement to add the portfolio series or funds set forth on Exhibit I (the "Added Funds"), and further to change Schedule A and Schedule III to reflect the addition of such Added Funds, as set forth herein;

         NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer, Seller and Custodian agree that the Custodial Undertaking Agreement is hereby amended as follows:

                  1. SCHEDULE A shall be replaced in its entirety with the attached SCHEDULE A thereby adding the Added Funds.

                  2. SCHEDULE III shall be replaced in its entirety with the attached SCHEDULE III thereby adding the account information relating to Added Funds.

         IN WITNESS WHEREOF, the parties have executed this Agreement, as of the day and year first above noted, to be effective June 2, 2003.

Buyer: EACH INVESTMENT COMPANY AND/OR PORTFOLIO SERIES OR FUND OF EACH INVESTMENT COMPANY IDENTIFIED ON SCHEDULE A

                      By:/s/Michael J. Roland
                         -------------------------------------------
                         Michael J. Roland, Executive-Vice President

Seller:               GOLDMAN, SACHS & CO.

                      By:/s/ Andrew B. Fontein
                      -------------------------------------------
                      Title: Vice President
                      -------------------------------------------

                                                                          6/2/03

Custodian:                    THE BANK OF NEW YORK

                              By: /s/ Claire A. Meskovic
                                 ------------------------------------
                              Title: Vice President

                                    EXHIBIT I

                           ADDED FUNDS - JUNE 2, 2003

ING SERIES FUND, INC.

ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund
ING Balanced Fund
ING Bond Fund
ING Government Fund
ING Index Plus Protection Fund
ING Aeltus Money Market Fund
ING Classic Principal Protection Fund I
ING Classic Principal Protection Fund II
ING Classic Principal Protection Fund III
ING Classic Principal Protection Fund IV
Brokerage Cash Reserves
ING Growth and Income Fund
ING Growth Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Small Company Fund
ING Value Opportunity Fund

                                   SCHEDULE A

                      LIST OF ALL FUNDS AS OF JUNE 2, 2003

ING GET FUNDS

ING GET Fund-Series V

ING SERIES FUND, INC.

ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund
ING Balanced Fund
ING Bond Fund
ING Government Fund
ING Index Plus Protection Fund
ING Aeltus Money Market Fund
ING Classic Principal Protection Fund I
ING Classic Principal Protection Fund II
ING Classic Principal Protection Fund III
ING Classic Principal Protection Fund IV
Brokerage Cash Reserves
ING Growth and Income Fund
ING Growth Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund
ING Small Company Fund
ING Value Opportunity Fund

                                  SCHEDULE III

                     LIST OF ALL FUNDS' ACCOUNT INFORMATION

         Account Information for Delivery of Buyer's Securities and Cash

    ABA#: 021000018
    GLA/111-567 (only for Tri Party Repo's)
    Bank/Custodian: The Bank of New York

                                                       ACCOUNT
           ACCOUNT NAME                                NUMBER                CID             ORG-CODE
           ------------                                ------           -------------       -----------
ING GET Fund - Series V                                464644           901468 - 2152       033-001-025
ING Strategic Allocation Balanced Fund                 464719           901468 - 1970       033-001-025
ING Strategic Allocation Growth Fund                   464720           901468 - 1954       033-001-025
ING Strategic Allocation Income Fund                   464722           901468 - 1962       033-001-025
ING Balanced Fund                                      464764           901468 - 1245       033-001-025
ING Bond Fund                                          464068           901468 - 1261       033-001-025
ING Government Fund                                    464076           901468 - 1660       033-001-025
ING Index Plus Protection Fund                         464712           901468 - 1814       033-001-025
ING Aeltus Money Market Fund                           464064           901468 - 1997       033-001-025
ING Classic Principal Protection Fund I                464707           901468 - 2527       033-001-025
ING Classic Principal Protection Fund II               464708           901468 - 2535       033-001-025
ING Classic Principal Protection Fund III              464709           901468 - 2896       033-001-025
ING Classic Principal Protection Fund IV               464710           901468 - 2381       033-001-025
Brokerage Cash Reserve                                 464062           901468 - 1989       033-001-025
ING Growth & Income Fund                               464723           901468 - 1164       033-001-025
ING Growth Fund                                        464762           901468 - 1172       033-001-025
ING Index & SmallCap Fund                              464725           901468 - 1210       033-001-025
ING Index Plus LargeCap Fund                           464726           901468 - 1369       033-001-025
ING Index Plus MidCap Fund                             464727           901468 - 1202       033-001-025
ING Small Company Fund                                 464729           901468 - 1148       033-001-025
ING Value Opportunity Fund                             464730           901468 - 1199       033-001-025

                                   SCHEDULE I
                         SCHEDULE OF ELIGIBLE SECURITIES

         Custodial Undertaking in Connection with Master Repurchase Agreement dated as of March 13, 2003, among Each Investment Company and/or Portfolio Series or Fund of Each Investment Company Identified on Schedule A Hereto ("Buyer"), Goldman, Sachs & Co. ("Seller") and The Bank of New York.

                               YES/NO     MARGIN                                       YES/NO    MARGIN
                               ------     ------                                       ------    ------
U.S. TREASURIES                                               GNMA
---------------                                               ----
BILLS                            YES       102%     TRUST RECEIPTS                       NO
                               ------     ----                                         ------    ------
BONDS                            YES       102%     GNMA I/II-SINGLE FAMILY              NO
                               ------     ----                                         ------    ------
NOTES                            YES       102%     GNMA I/II-OTHERS-FTXED RATE          NO
                               ------     ----                                         ------    ------
STRIPS                           YES       103%     GNMA I/II OTHERS-ADJUST. RATE        NO
                               ------     ----                                         ------    ------
SYNTHETIC TREASURIES             NO
                               ------     ----
(e.g. CATS,COUGRS,TIGRS)                            AGENCY MORTGAGE BACKS
                                                    ---------------------
                                                    TRUST RECEIPTS                       NO
                                                                                       ------    ------
AGENCY DEBENTURES                                   PASS THROUGHS-FIXED RATE             NO
------------------------------                                                         ------    ------
FAMC (Fed Agriculture Mtge
Corp)                            NO                 PASS THROUGHS-ADJUST. RATE           NO
                               ------     ----                                         ------    ------
FCFAC (Farm Credit Finan.
Asst.)                           YES       102%     MBS.STRIPS (IO,PO,RECOMB)            NO
                               ------     ----                                         ------    ------
FFCB (Farm Credit System
Banks)                           YES       102%
                               ------     ----
FmHA (Farmers Home Admin.)       NO                 AGENCY REMICS/CMOS
                               ------     ----      ------------------
FHLB (Federal Home Loan
Banks)                           YES       102%     REMIC TYPES:
FHLMC (Federal Home Loan
Mtge)                            YES       102%       RESIDUALS                          NO
                               ------     ----                                         ------    ------
 FICO (Financing
 Corporation)                    NO                   INVERSE IO FLOATERS                NO
                               ------     ----                                         ------    ------
 FLBB (Federal Land Bank
 Bonds)                          YES       102%       lOettes                            NO
                               ------     ----                                         ------    ------
 FNMA (Federal Nat'l Mtge
 Corp)                           YES       102%       INTEREST ONLY (IO)                 NO
                               ------     ----                                         ------    ------
 REFCO (Resolution Funding
 Corp)                           YES       102%       PRINCIPAL ONLY (PO)                NO
                               ------     ----                                         ------    ------
 SLMA (Student Loan Mtge
 Corp)                           YES       102%       INVERSE FLOATERS                   NO
                               ------     ----                                         ------    ------
 TVA (Tennessee Valley
 Authority)                      NO                   COMPANION FLOATERS                 NO
                               ------     ----                                         ------    ------
 USPS (U.S. States Postal
 Service)                        NO                   SEQUENTIAL FLOATERS                NO
                               ------     ----                                         ------    ------
AGENCY STRUCTURED NOTES          NO                   PAC & OTHER SEQUENTIAL FLOATERS    NO
                               ------     ----                                         ------    ------
                                                      Z BONDS                            NO
                                                                                       ------    ------
 INTERNATIONAL AGENCIES                               COMPANION BONDS                    NO
                                                                                       ------    ------
 ADBB (Asian Development
 Bank)                           NO                   SEQUENTIAL BONDS                   NO
                               ------     ----                                         ------    ------
 AFDB (African Development
 Bank)                           NO                   TAC BONDS                          NO
 IADB (Inter-American Dev.     ------     ----                                         ------    ------
 Bank)                           NO                   PAC & OTHER SCHEDULED BONDS        NO
                               ------     ----                                         ------    ------
 IFCO (International Finance
 Corp)                           NO
                               ------     ----
 WLDB (World Bank)               NO                 EQUITIES
                               ------     ----      --------
                                                    COMMON                               NO
                                                                                       ------    ------
 CASH                            YES       100%     PREFERRED                            NO
                               ------     ----                                         ------    ------

                                                                       YES/NO    MARGIN
                                                                       ------    ------
U.S. TREASURIES                   PRIVATE LABELS MBS & CMOS
---------------                   -------------------------
BILLS                             MBS PASS THROUGHS - Aaa only           NO
                                                                       ------    ------
BONDS                             CMO TYPES:

NOTES                               RESIDUALS                            NO
                                                                       ------    ------
STRIPS                              INVERSE IO FLOATERS                  NO
                                                                       ------    ------
SYNTHETIC TREASURIES                lOettes                              NO
                                                                       ------    ------
(e.g.CATS,COUGRS,TIGRS)             INTEREST ONLY (IO)                   NO
                                                                       ------    ------
                                    PRINCIPAL ONLY (PO)                  NO
                                                                       ------    ------
AGENCY DEBENTURES                   INVERSE FLOATERS                     NO
                                                                       ------    ------
FAMC (Fed Agriculture Mtge
Corp)                               COMPANION FLOATERS                   NO
                                                                       ------    ------
FCFAC (Farm Credit Finan.
Asst.)                              SEQUENTIAL FLOATERS                  NO
                                                                       ------    ------
FFCB (Farm Credit System
Banks)                              PAC & OTHER SEQUENTIAL               NO
                                                                       ------    ------
FmHA (Farmers Home Admin.)          Z BONDS                              NO
                                                                       ------    ------
FHLB (Federal Home Loan
Banks)                              COMPANION BONDS                      NO
                                                                       ------    ------
FHLMC (Federal Home Loan
Mtge)                               SEQUENTIAL BONDS                     NO
                                                                       ------    ------
 FICO (Financing
 Corporation)                       TAC BONDS                            NO
                                                                       ------    ------
 FLBB (Federal Land Bank
 Bonds)                             PAC & OTHER SCEDULED BONDS           NO
                                                                       ------    ------
 FNMA (Federal Nat'l Mtge
 Corp)

 REFCO (Resolution Funding
 Corp)                            ASSET BACKED SECURITIES
                                  -----------------------
 SLMA (Student Loan Mtge
 Corp)                            CREDIT CARD & OTHER ASSET BACKS        NO
                                                                       ------    ------
 TVA (Tennessee Valley
 Authority)

 USPS (U.S. States Postal
 Service)                         CORPORATES
                                  ----------
AGENCY STRUCTURED NOTES           INVESTMENT GRADE (> or = BBB-)         NO
                                                                       ------    ------
                                  NON-INVESTMENT GRADE (< or = BB+)
                                                                       ------    ------
 INTERNATIONAL AGENCIES           MEDIUM-TERM NOTE  (> or = BBB-)        NO
                                                                       ------    ------
 ADBB (Asian Development
 Bank)                            MEDIUM-TERM NOTE  (< or = BB+)         NO
                                                                       ------    ------
 AFDB (African Development
 Bank)
 IADB (Inter-American Dev.
 Bank)                            MONEY MARKETS
                                  -------------
 IFCO (International Finance
 Corp)                            COMMERCIAL PAPER  (> or = A1/P1)       NO
                                                                       ------    ------
 WLDB (World Bank)                COMMERCIAL PAPER (< or = A2/P2)        NO
                                                                       ------    ------
                                  BANKERS ACCEPTANCE                     NO
                                                                       ------    ------
 CASH                             CD (DOMESTIC & EURO)                   NO
                                                                       ------    ------
                                  BANK NOTES.                            NO
                                                                        ------   ------

 BUYER ACKNOWLEDGES AND AGREES THAT IF A CLASS OF SECURITY CONTAINS NEW ISSUES OF SECURITIES, SUCH NEW ISSUES OF SECURITIES SHALL BE DEEMED TO BE ELIGIBLE SECURITIES.

Each Investment Company and/or Portfolio Series or      Goldman, Sachs & Co.                 ACCEPTED:
Fund of Each Investment Company Identified on
Schedule A Hereto
                                                                                                                   4/4/03
                                                                                             THE BANK OF NEW YORK

By:  /s/ Robert S. Naka                                 BY:  /s/ Scott Wertheimer            BY: /s/ Claire A. Meskovic
    --------------------------------                        --------------------             --------------------------
Title:   SVP                                            Title:                               Title:
      ------------------------------                          ------------------             -----------------------
Date:                                                   Date:                                Date:
     -------------------------------                          ------------------             ------------------------

                                       1/2000              THE BANK OF NEW YORK

                                       17